SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

    Filed by the Registrant |X|
    Filed by a Party other than the Registrant |_|

    Check the appropriate box:
    |_| Preliminary Proxy Statement
                                              |_|  Confidential, for Use of  the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
    |X| Definitive Proxy Statement
    |_| Definitive Additional Materials
    |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           SENESCO TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    |X| No fee required.
    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
    (5) Total fee paid:

--------------------------------------------------------------------------------
    |_| Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
    |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
    (3) Filing Party:

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    (4) Date Filed:

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

                           SENESCO TECHNOLOGIES, INC.
                          303 George Street, Suite 420
                         New Brunswick, New Jersey 08901



To Our Stockholders:

     You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Senesco Technologies, Inc. at 10:00 A.M., local time, on Monday, December 15, 2003, at the American Stock Exchange at 86 Trinity Place, New York, New York 10006.

     The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

     It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by voting as soon as possible, by signing, dating and returning your proxy card in the enclosed envelope, which requires no postage if mailed in the United States. Your stock will be voted in accordance with the instructions you have given in your proxy.

     Thank you for your continued support.


                                         Sincerely,

                                         /s/ Ruedi Stalder

                                         Ruedi Stalder
                                         Chairman of the Board

                           SENESCO TECHNOLOGIES, INC.
                          303 George Street, Suite 420
                         New Brunswick, New Jersey 08901

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held December 15, 2003

     The Annual Meeting of Stockholders (the "Meeting") of Senesco Technologies, Inc., a Delaware corporation (the "Company"), will be held at the American Stock Exchange at 86 Trinity Place, New York, New York 10006 on Monday, December 15, 2003, at 10:00 A.M., local time, for the following purposes:

(1) To elect seven (7) Directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2) To ratify the appointment of Goldstein Golub Kessler LLP as the independent auditors for the fiscal year ending June 30, 2004; and

(3) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     Holders of the Company's Common Stock of record at the close of business on October 22, 2003 (the "Stockholders"), are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such Stockholders will be open to the examination of any Stockholder at the Company's principal executive offices at 303 George Street, Suite 420, New Brunswick, New Jersey 08901 for a period of ten (10) days prior to the Meeting and at the American Stock Exchange in New York on the day of the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting; provided, however, if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting is required to be given to each Stockholder.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                              By Order of the Board of Directors

                                              /s/ Sascha P. Fedyszyn

                                              Sascha P. Fedyszyn
                                              Secretary
New Brunswick, New Jersey
November 7, 2003

THE COMPANY'S 2003 ANNUAL REPORT ACCOMPANIES THE PROXY STATEMENT.

                           SENESCO TECHNOLOGIES, INC.
                          303 George Street, Suite 420
                         New Brunswick, New Jersey 08901

             -----------------------------------------------------
                                 PROXY STATEMENT
             -----------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Senesco Technologies, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Monday, December 15, 2003 (the "Meeting"), at the American Stock Exchange at 86 Trinity Place, New York, New York 10006, at 10:00 A.M., local time, and at any adjournment or adjournments thereof. Holders of record of the Company's common stock, $0.01 par value (the "Common Stock"), as of the close of business on October 22, 2003 (the "Stockholders"), will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 11,887,979 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting.

     If proxies in the accompanying form are properly voted and received, the shares of Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted: (i) FOR the election of the seven (7) nominees named below as Directors; (ii) FOR the ratification of the appointment of Goldstein Golub Kessler LLP, as independent auditors for the fiscal year ending June 30, 2004; and (iii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any Stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

     The presence, in person or by proxy, of holders of shares of Common Stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Meeting is required for the election of Directors, provided a quorum is present in person or by proxy. If such a quorum is present, all actions proposed herein, other than the election of Directors, may be taken upon the affirmative vote of Stockholders possessing a majority of the voting power represented at the Meeting.

     Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved in matters where the proxy does not confer the authority to vote on such proposal, and thus have no effect on its outcome.

     On or about November 7, 2003, this Proxy Statement, together with the related proxy card, is being mailed to the Stockholders of the Company of record as of October 22, 2003. The Annual Report to Stockholders of the Company for the fiscal year ended June 30, 2003 ("Fiscal 2003"), including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all Stockholders of record as of October 22, 2003. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of October 22, 2003.

                              ELECTION OF DIRECTORS

     At the Meeting, seven (7) Directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified.

     Unless otherwise specified in the proxy, it is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby for the election as Directors, each of the nominees whose names and biographies appear below. All of the nominees whose names and biographies appear below are at present Directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a Director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

     The following are the nominees for election to the Board of Directors and all are current members of the Board of Directors:

                                       SERVED AS A           POSITION WITH
            NAME              AGE    DIRECTOR SINCE           THE COMPANY
            ----              ---    --------------           -----------

     Ruedi Stalder             62         1999       Chairman  of the  Board and
                                                     Director

     Bruce C. Galton           51         2001       President,  Chief Executive
                                                     Officer and Director

     John E. Thompson, Ph.D.   62         2001       Executive   Vice  President
                                                     of Research and Development
                                                     and Director

     Christopher Forbes        52         1999       Director

     Thomas C. Quick           48         1999       Director

     David Rector              56         2002       Director

     John N. Braca             45         2003       Director

     The principal occupations and business experience, for at least the past five (5) years, of each Director and nominee is as follows:

     RUEDI STALDER has been a Director of the Company since February 1999 and was appointed as Chairman and Chief Executive Officer of the Company on January 10, 2000. On October 4, 2001, Mr. Stalder resigned as the Company's Chief Executive Officer. Mr. Stalder is a former member of the Executive Boards of Credit Suisse Group and Credit Suisse First Boston and former Chief Executive Officer of the Americas Region of Credit Suisse Private Banking. Mr. Stalder joined Credit Suisse in 1980 as a founding member and Deputy Head of the Multinational Services Group. In 1986, he became Executive Vice President. He was named to Credit Suisse's Executive Board in 1989. In 1990, he became Head of the Commercial Banking Division and a Member of the Executive Committee. From 1991 to 1995, Mr. Stalder was Chief Financial Officer and a Member of the Executive Boards of Credit Suisse Group and Credit Suisse First Boston. He became head of the Americas Region of Credit Suisse Private Banking in 1995 and retired in 1998. Prior to moving to the United States, Mr. Stalder was a member of the Board of Directors for several Swiss subsidiaries of major corporations including AEG, Bayer, BTR, Hoechst, Saint Gobain, Solvay and Sony. He is a fellow of the World Economic Forum. He was a member of the Leadership Committee of the Consolidated Corporate Fund of Lincoln Center for the Performing Arts, Board of The American Ballet Theatre and a Trustee of Carnegie Hall. From 1991 through 1998, Mr. Stalder was Chairman of the New York Chapter of the Swiss-American Chamber of Commerce. He continues to serve as an Advisory Board Member of the American-Swiss Foundation. Mr. Stalder received a diploma in advanced finance management at the International Management Development Institute in Lausanne, Switzerland in 1976. He completed the International Senior Managers Program at Harvard University in 1985.

     BRUCE C. GALTON has been a Director of the Company since November 2001 and was appointed President and Chief Executive Officer of the Company on October 4, 2001. From April 2000 until June 2001, when it was acquired by Transgenomic, Inc., Mr. Galton was President and Chief Operating Officer and a director of Annovis, Inc., a manufacturer of specialty chemicals for DNA synthesis with operations in Pennsylvania and Glasgow, United Kingdom. From January 1985 to May 1999, Mr. Galton held various senior management positions at Cistron Biotechnology, Inc., including President and Chief Operating Officer from 1988 to 1997 and Chairman and Chief Executive Officer from 1997 to 1999. Cistron Biotechnology, Inc. was engaged in the research and development of certain cytokines, which act as key immune regulators. Mr. Galton is a former member of the Borough of Madison, New Jersey Downtown Development Commission and a former trustee of the Museum of Early Trades and Crafts. Mr. Galton had also served as a Councilman from 1996 through 1998 and a member of Madison's Planning Board from 1994 through 1998. Mr. Galton received a Bachelor of Science in Commerce with a major in accounting from the University of Virginia in 1974 and an M.B.A. in finance from Fairleigh Dickinson University in 1977.

     JOHN E. THOMPSON, PH.D. has been a Director of the Company since October 2001. Dr. Thompson was appointed the Company's President and Chief Executive Officer in January 1999, and he continued in that capacity until September 1999 when he was appointed Executive Vice President of Research and Development. Dr. Thompson is the inventor of the technology that is being developed by the Company. Since July 2001, he has been the Associate Vice President, Research and from July 1990 to June 2001 he was the Dean of Science at the University of Waterloo in Waterloo, Ontario, Canada. Dr. Thompson has a Ph.D. in Biology from the University of Alberta, Edmonton, and he is a Fellow of the Royal Society of Canada. Dr. Thompson is also the recipient of a Lady Davis Visiting Fellowship, the Sigma Xi Award for Excellence in Research, the CSPP Gold Medal and the Technion Visiting Fellowship.

     CHRISTOPHER FORBES has been a Director of the Company since January 1999. Since 1989, Mr. Forbes has been Vice Chairman of Forbes, Inc., which publishes Forbes Magazine, a leading business publication. He is responsible for Forbes' advertising and promotion departments. From 1981 to 1989, Mr. Forbes was Corporate Secretary at Forbes. Prior to 1981, he held the position of Vice President and Associate Publisher. Mr. Forbes has been a director of Forbes, Inc. since 1977. Mr. Forbes sits on the Boards of The New York Historical Society, The Newark Museum, The Business Committee for the Arts, The Brooklyn Museum, The Friends of New Jersey State Museum, The New York Academy of Art, The Victorian Society in America, The Princess Margarita Foundation and the Prince Wales Foundation. He is also a member of the Board of Advisors of The Princeton University Art Museum, a National Trustee of the Baltimore Museum of Art, and serves on the Advisory Committee of the Department of European Decorative Arts of the Museum of Fine Arts in Boston. In 1987, he was appointed to the Board of Regents of the Cathedral of St. John the Divine in New York City. Mr. Forbes is also a member of the Board of Directors of Raffles Holdings, Ltd., a publicly-held company. Mr. Forbes received a Bachelor of Arts degree in Art History from Princeton University in 1972. In 1986, he was awarded the honorary degree of Doctor of Humane Letters by New Hampshire College.

     THOMAS C. QUICK has been a Director of the Company since February 1999. From 2001 through 2002, Mr. Quick was the Vice Chairman of Quick & Reilly/Fleet Securities, Inc., successor to The Quick & Reilly Group, Inc. ("Quick & Reilly"), a holding company for four (4) major financial services businesses. From 1996 until 2001, Mr. Quick was the President and Chief Operating Officer and a director of Quick & Reilly/Fleet Securities, Inc. From 1985 to 1996, he was President of Quick & Reilly, Inc., a Quick & Reilly subsidiary and a national discount brokerage firm. Mr. Quick serves as a trustee for the Securities Industry Foundation for Economic Education. He is also a member of the Board of Directors of Best Buddies and a member of the Board of Trustees, the Investment Advisory Board and the Endowment Committee for the St. Jude Children's Hospital. He is a trustee and treasurer of the National Corporate Theater Fund, the United World Colleges and the Alcoholism Council of New York, and a Trustee of Fairfield University, Cold Spring Harbor Laboratories and the Inter-City Scholarship Foundation of New York City. Mr. Quick is a graduate of Fairfield University.

     DAVID RECTOR has been a Director of the Company since February 2002. Mr. Rector also serves as a director of Amalgamated Technologies, Inc. (formerly Fullcom Technologies, Inc.) and Superior Galleries, Inc. Since 1985, Mr. Rector has been the Principal of The David Stephen Group, which provides enterprise consulting services to emerging and developing companies in a variety of industries. From 1983 until 1985, Mr. Rector served as President and General Manager of Sunset Designs, Inc. ("Sunset Designs"), a domestic and international manufacturer and marketer of consumer product craft kits, and a wholly-owned subsidiary of Reckitt & Coleman N.A. From 1980 until 1983, Mr. Rector served as the Director of Marketing of Sunset Designs. From 1971 until 1980, Mr. Rector served in progressive roles in both the financial and product marketing departments of Crown

Zellerbach   Corporation,   a  multi-billion  dollar  pulp  and  paper  industry
corporation.   Mr.   Rector   received   a  Bachelor   of   Science   degree  in
business/finance from Murray State University in 1969.

     JOHN N. BRACA has been a Director of the Company since October 2003. Mr. Braca also serves as a director of Aegis Analytical, Message Pharmaceuticals, MicroMass Communications and Pinnacle Pharmaceuticals. Since 1997, Mr. Braca has been a partner and the Vice President and Chief Financial Officer for S.R. One, Limited, the venture capital subsidiary of GlaxoSmithKline. In addition, from 2000 to 2003, Mr. Braca was the general partner of Euclid SR Partners Corporation, an independent venture capital partnership. Mr. Braca is a licensed Certified Public Accountant in the state of Pennsylvania and is affiliated with the American Institute of Certified Public Accountants, the Pennsylvania
Institute of Certified Public Accountants, the National Venture Capital Association, the Greater Philadelphia Venture Group and the New York Venture Association. Mr. Braca received a Bachelor of Science in Accounting from Villanova University and a Master of Business Administration in Marketing from Saint Joseph's University.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors currently consists of Ruedi Stalder, Bruce C. Galton, John E. Thompson, Ph.D., Christopher Forbes, Thomas C. Quick, David Rector and John N. Braca.

     The Board of Directors held five (5) meetings during Fiscal 2003. Throughout this period, each member of the Board of Directors attended or participated in at least 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a Director); and (ii) the total number of meetings held by all committees of the Board of Directors on which each such Director served (during the periods such Director served). The Board of Directors has two (2) standing committees: the Compensation Committee and the Audit Committee.

     Compensation Committee.  The Compensation Committee was established in July
     ----------------------
1999. The Compensation Committee makes recommendations concerning salaries and incentive compensation for management and employees of the Company. From July 1, 2002 to October 9, 2002, the Compensation Committee was comprised of Christopher Forbes and Thomas C. Quick. On October 9, 2002, Ruedi Stalder was appointed to the Compensation Committee. On December 13, 2002, Philip Livingston was appointed to the Compensation Committee and Mr. Forbes was appointed Chairman of the Compensation Committee. On June 17, 2003, Messrs. Forbes, Quick and Livingston stepped down from serving on the Compensation Committee and David Rector was appointed to the Compensation Committee. Mr. Livingston later resigned from the Board of Directors on July 10, 2003, due to time constraints from his other professional duties. From June 17, 2003, and currently, the Compensation Committee is comprised of David Rector and Ruedi Stalder. The Compensation Committee held five (5) meetings during Fiscal 2003.

     Audit  Committee.  The  Audit  Committee was  established  in July 1999. On
     ----------------
October 8, 2003, the Board of Directors adopted an Amended and Restated Audit Committee Charter, attached hereto as Appendix A. The primary responsibilities
                                       ----------
of the Audit Committee include: (i) evaluating and recommending to the Board of Directors the engagement of the Company's independent auditors; (ii) reviewing and reporting on the results of their audit findings; (iii) reviewing the Company's periodic reports filed with the Securities and Exchange Commission; and (iv) monitoring on a periodic basis the internal controls of the Company. From July 1, 2002 to December 12, 2002, the Audit Committee was comprised of Christopher Forbes, David Rector and Thomas C. Quick. On December 12, 2002, Mr. Forbes was replaced by Philip Livingston, who later resigned from the Board of Directors on July 10, 2003. On October 8, 2003, John N. Braca was appointed to the Audit Committee. From October 8, 2003, and currently, the Audit Committee is comprised of John N. Braca, David Rector and Thomas C. Quick. As more fully described below, Messrs. Braca, Rector and Quick are "independent" members of the Board of Directors as defined in Section 121(A) of the American Stock Exchange Listing Standards, Policies and Requirements. In addition, the Board of Directors has determined that Mr. Braca satisfies the definition of an audit committee "financial expert" as set forth in Item 401(e) of Regulation S-B promulgated by the SEC. The Audit Committee held four (4) meetings during Fiscal 2003.

     Certain Directors of the Company had provided the Company with short-term loans during Fiscal 2002. See "Certain Relationships and Related Transactions." Although Mr. Quick had provided the Company with short-term loans in the aggregate principal amount of $175,000 and such loans have since been converted into Common Stock of the Company, the Company believes that Mr. Quick is an independent member of the Board of Directors as defined in Section 121(A) of the American Stock Exchange Listing Standards, Policies and Requirements. Accordingly, Messrs. Braca, Rector and Quick are considered independent directors of the Company because neither of them is an officer or employee of the Company or its subsidiary, or have received any compensation from the Company or its subsidiary, other than compensation for board service, nor do either of them have a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. The Company is currently traded on the American Stock Exchange, which requires an Audit Committee with a majority of independent directors.

     Code of  Business  Ethics and  Conduct.  Pursuant  to the  requirements  of
     --------------------------------------
Section 406 of the Sarbanes-Oxley Act of 2002, on March 17, 2003, the Board of Directors adopted a Code of Business Ethics and Conduct (the "Code of Ethics"). The Code of Ethics contains written standards designed to deter wrongdoing and to promote: (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents filed with the SEC; (iii) compliance with applicable governmental laws, rules and regulations; (iv) the prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and (v) accountability for adherence to the Code of Ethics. Each employee, officer and director of the Company completed a signed certification to document his or her understanding of and compliance with the Code of Ethics.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has furnished the following report:

September 19, 2003

To the Board of Directors of Senesco Technologies, Inc.:

     The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended June 30, 2003. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with Goldstein Golub Kessler LLP, the Company's independent auditors.

     The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No.1 (Independence Discussions with Audit Committees). In addition, the Audit Committee discussed with the independent auditors their independence from the Company.

     Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2003.

                             By the Audit Committee of the Board of Directors of Senesco Technologies, Inc.


                             Thomas C. Quick
                             David Rector

COMPENSATION OF DIRECTORS

     In accordance with a resolution unanimously approved by the Board of Directors on January 7, 2003, the Company granted to each of Christopher Forbes, Thomas C. Quick and Ruedi Stalder, options to purchase twenty thousand (20,000) shares of the Company's Common Stock, and options to purchase fifteen thousand (15,000) shares of the Company's Common Stock to David Rector, pursuant to and in accordance with the 1998 Stock Incentive Plan, as amended (the "1998 Stock Plan"), as consideration for their service on the Board of Directors through June 30, 2002 ("Fiscal 2002"). Options granted to Messrs. Forbes, Quick, Stalder and Rector have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, or $2.35 per share, have a term of ten (10) years, and are exercisable as follows: (i) one-half (1/2) of the options were exercisable as of the date of grant; and (ii) one-half (1/2) of the options shall become exercisable as of January 7, 2004. No Director has received cash compensation for his services on the Board of Directors. The Company provides reimbursement to Directors for reasonable and necessary expenses incurred in connection with attendance at meetings of the Board of Directors and other Company business.

     Mr. Stalder has received compensation for providing management services to the Company. Dr. Thompson has also received compensation for providing research and development management services to the Company. See "Certain Relationships and Related Transactions" which sets forth the details of the compensation for each of Mr. Stalder and Dr. Thompson.

                               EXECUTIVE OFFICERS

         The following table identifies the current executive officers of the
Company:

                                                    CAPACITIES IN                               IN CURRENT
NAME                                        AGE     WHICH SERVED                                POSITION SINCE
----                                        ---     -------------                               --------------
Bruce C. Galton .......................      51     President and Chief Executive Officer       October 2001
John E. Thompson, Ph.D.................      62     Executive Vice President of Research        October 1999
                                                    and Development

Sascha P. Fedyszyn (1).................      28     Vice President of Corporate                 January 1999
                                                    Development and Secretary

Joel P. Brooks (2).....................      44     Chief Financial Officer and Treasurer       December 2000
-----------

(1) Mr.  Fedyszyn  was  appointed  the  Company's  Vice  President  of Corporate
Development in January 1999 and was appointed Secretary of the Company in January 2000. Mr. Fedyszyn has been the Vice President of Senesco since its inception in June 1998. Mr. Fedyszyn was also a Research Associate at the Logistics Management Institute from May 1995 to September 1995. Mr. Fedyszyn received a Bachelor of Arts degree in Biology from Princeton University in June 1997.

(2) Mr. Brooks was appointed Chief Financial Officer and Treasurer of the Company in December 2000. From September 1998 until November 2000, Mr. Brooks was the Chief Financial Officer of Blades Board and Skate, LLC, a retail establishment specializing in the action sports industry. Mr. Brooks was Chief Financial Officer from 1997 until 1998 and Controller from 1994 until 1997 of Cable and Company Worldwide, Inc. He also held the position of Controller at USA Detergents, Inc. from 1992 until 1994, and held various positions at several public accounting firms from 1983 through 1992. Mr. Brooks received his Bachelor of Science degree in Commerce with a major in Accounting from Rider University in February 1983.

     None of the Company's current executive officers are related to any other executive officer or to any Director of the Company. Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION IN FISCAL 2003, 2002 AND 2001

     The following Summary Compensation Table sets forth information concerning compensation during Fiscal 2003, Fiscal 2002 and the year ended June 30, 2001 ("Fiscal 2001") for services in all capacities awarded to, earned by or paid to:
(i) each person who served as the Company's Chief Executive Officer at any time during Fiscal 2003; (ii) those executive officers of the Company other than the Chief Executive Officer who were serving as executive officers at the end of Fiscal 2003; and (iii) those individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the Company at the end of Fiscal 2003 (collectively, the "Named Executives").

                           SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------
                                                                                                   Long-Term
                                                                                                  Compensation
                                                                Annual Compensation                  Awards
-----------------------------------------------------------------------------------------------------------------

                                                                                                   Securities
                                                                                Other Annual       Underlying
                                            Fiscal       Salary       Bonus     Compensation        Options
       Name and Principal Position           Year         ($)          ($)           ($)             (#)(1)

-----------------------------------------------------------------------------------------------------------------
     Bruce C. Galton(2) ...............      2003       201,655        --            --              50,000
       President and Chief Executive
       Officer                               2002        99,590        --            --             430,000

                                             2001          --          --            --                --

----------------------------------------------------------------------------------------------------------------
     John E. Thompson, Ph.D.(3)........      2003          --           --         48,000              --
       Executive Vice President of
       Research and Development              2002          --           --         36,000            20,000

                                             2001          --           --         36,000            80,000

----------------------------------------------------------------------------------------------------------------
     Sascha P. Fedyszyn(4).............      2003        69,231         --           --              20,000
       Vice President of Corporate
       Development and Secretary             2002        66,225         --           --              10,000

                                             2001        68,059         --           --              45,000

----------------------------------------------------------------------------------------------------------------
     Joel P. Brooks(5).................      2003       115,866         --           --              20,000
       Chief Financial Officer and
       Treasurer                             2002       110,950         --           --              12,500

                                             2001        67,765         --           --              40,000

----------------------------------------------------------------------------------------------------------------




-----------

(1) Unless otherwise noted, all options were granted at or above the fair market value of the Common Stock on the date of grant, as defined in the 1998 Stock Plan, and vest over time.

(2) Mr. Galton was duly appointed by the Company's Board of Directors as the President and Chief Executive Officer of the Company in October 2001.

      o For services provided in Fiscal 2003, options to purchase fifty thousand (50,000) shares of Common Stock were granted to Mr. Galton on June 19, 2003, with an exercise price equal to $2.16 per share.

      o For services provided in Fiscal 2002, the following options were granted to Mr. Galton: (i) fully vested options to purchase one hundred thousand (100,000) shares of Common Stock were granted on October 5, 2001, with an exercise price equal to $2.10 per share; and
          (ii) options to purchase three hundred thousand (300,000) shares of Common Stock were granted on December 1, 2001, with an exercise price equal to $2.05 per share.

      o Options to purchase thirty thousand (30,000) shares of Common Stock were granted to Mr. Galton on October 5, 2001, with an exercise price equal to $2.10 per share, in lieu of cash compensation for services provided by Mr. Galton in his capacity as President and Chief Executive Officer of the Company for the period from October 4, 2001 through December 31, 2001.

(3) Dr. Thompson was duly appointed by the Company's Board of Directors as the Executive Vice President of Research and Development of the Company in October 1999. Dr. Thompson was also elected to the Board of Directors on October 4, 2001.

      o Dr. Thompson received $48,000, $36,000 and $36,000 for consulting services provided to the Company in each of Fiscal 2003, Fiscal 2002 and Fiscal 2001, respectively.

      o For services provided in Fiscal 2002, options to purchase twenty thousand (20,000) shares of Common Stock were granted to Dr. Thompson on January 7, 2003, with an exercise price equal to $2.35 per share.

      o For services provided in Fiscal 2001, options to purchase eighty thousand (80,000) shares of Common Stock were granted to Dr. Thompson on December 1, 2001, with an exercise price equal to $2.05 per share.

(4) Mr. Fedyszyn was duly appointed by the Company's Board of Directors as the Secretary of the Company in January 2000.

      o For services provided in Fiscal 2003, options to purchase twenty thousand (20,000) shares of Common Stock were granted to Mr. Fedyszyn on June 19, 2003, with an exercise price equal to $2.16 per share.

      o For services provided in Fiscal 2002, options to purchase ten thousand (10,000) shares of Common Stock were granted to Mr. Fedyszyn on October 9, 2002, with an exercise price equal to $1.65 per share.

      o For services provided in Fiscal 2001, the following options were granted to Mr. Fedyszyn: (i) options to purchase ten thousand (10,000) shares of Common Stock were granted on November 1, 2001, with an exercise price equal to $2.15 per share; and (ii) options to purchase thirty-five thousand (35,000) shares of Common Stock were granted on December 1, 2000, with an exercise price equal to $2.25 per share.

(5) Mr. Brooks was duly appointed by the Company's Board of Directors as the Chief Financial Officer and Treasurer of the Company in December 2000.

      o For services provided in Fiscal 2003, options to purchase twenty thousand (20,000) shares of Common Stock were granted to Mr. Brooks on June 19, 2003, with an exercise price equal to $2.16 per share.

      o For services provided in Fiscal 2002, options to purchase twelve thousand five hundred (12,500) shares of Common Stock were granted to Mr. Brooks on October 9, 2002, with an exercise price equal to $1.65 per share.

      o For services provided in Fiscal 2001, the following options were granted to Mr. Brooks: (i) options to purchase twenty-five thousand (25,000) shares of Common Stock were granted on December 1, 2000, with an exercise price equal to $2.25 per share; and (ii) options to purchase fifteen thousand (15,000) shares of Common Stock were granted on November 1, 2001, with an exercise price equal to $2.15 per share.

OPTION GRANTS IN FISCAL 2003

     The following table sets forth information concerning individual grants of stock options made pursuant to the 1998 Stock Plan during Fiscal 2003 to each of the Named Executives. The Company has never granted any stock appreciation rights.

                        OPTION GRANTS IN LAST FISCAL YEAR


----------------------------------------------------------------------------------------------------------------------

                                                  Individual Grants
----------------------------------------------------------------------------------------------------------------------
                                                Number of
                                                Securities
                                                Underlying       Percent of
                                                 Options        Total Options
                                                 Granted         Granted in      Exercise or
                   Name                           (#)(1)         Fiscal Year      Base Price       Expiration Date
                                                                   (%)(1)           ($/Sh)

----------------------------------------------------------------------------------------------------------------------
Bruce C. Galton..........................        50,000(2)          20.4             2.16            June 19, 2013

John E. Thompson, Ph.D...................        20,000(3)           8.2             2.35          January 7, 2013

Sascha P. Fedyszyn.......................        10,000(4)           4.1             1.65          October 9, 2012
                                                 20,000(5)           8.2             2.16            June 19, 2013

Joel P. Brooks...........................        12,500(6)           5.1             1.65          October 9, 2012
                                                 20,000(7)           8.2             2.16            June 19, 2013
----------------------------------------------------------------------------------------------------------------------

-----------

(1) An aggregate of 245,000 options were granted pursuant to and in accordance with the Company's 1998 Stock Plan during Fiscal 2003. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution.

(2) Options were granted on June 19, 2003. One-third (1/3) of such options shall become exercisable as of June 19, 2004; one-third (1/3) of such options shall become exercisable as of June 19, 2005; and one-third of such options shall become exercisable on June 19, 2006.

(3) Options were granted on January 7, 2003. One-third (1/3) of such options shall become exercisable as of January 7, 2004; one-third (1/3) of such options shall become exercisable as of January 7, 2005; and one-third of such options shall become exercisable on January 7, 2006.

(4) Options were granted on October 9, 2002. One-third (1/3) of such options became exercisable as of October 9, 2003; one-third (1/3) of such options shall become exercisable as of October 9, 2004; and one-third of such options shall become exercisable on October 9, 2005.

(5) Options were granted on June 19, 2003. One-third (1/3) of such options shall become exercisable as of June 19, 2004; one-third (1/3) of such options shall become exercisable as of June 19, 2005; and one-third of such options shall become exercisable on June 19, 2006.

(6) Options were granted on October 9, 2002. One-third (1/3) of such options became exercisable as of October 9, 2003; one-third (1/3) of such options shall become exercisable as of October 9, 2004; and one-third of such options shall become exercisable on October 9, 2005.

(7) Options were granted on June 19, 2003. One-third (1/3) of such options shall become exercisable as of June 19, 2004; one-third (1/3) of such options shall become exercisable as of June 19, 2005; and one-third of such options shall become exercisable on June 19, 2006.

AGGREGATED OPTION EXERCISES IN FISCAL 2003 AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information concerning each exercise of options during Fiscal 2003 by each of the Named Executives and the fiscal year-end value of unexercised in-the-money options.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

---------------------------------------------------------------------------------------------------------------------------
                                                                                       Number of             Value of
                                                                                      Securities           Unexercised
                                                                                      Underlying           In-the-Money
                                                                                      Unexercised           Options at
                                                                                      Options at              Fiscal
                                             Shares                                 Fiscal Year End          Year End
                                          Acquired on              Value                  (#)                ($) (1)
                                            Exercise              Realized           Exercisable/          Exercisable/
                Name                          (#)                   ($)              Unexercisable        Unexercisable

---------------------------------------------------------------------------------------------------------------------------
Bruce C. Galton.................               --                    --            230,000 / 250,000       9,600 / 14,000

John E. Thompson, Ph.D..........               --                    --             93,334 / 46,666        3,733 / 1,867

Sascha P. Fedyszyn..............               --                    --             71,666 / 33,334          0 / 4,700

Joel P. Brooks..................               --                    --             35,000 / 37,500          0 / 5,875

---------------------------------------------------------------------------------------------------------------------------

-----------

(1) Based on a fiscal year end fair market value of the underlying securities equal to $2.12 per share.

EQUITY COMPENSATION IN FISCAL 2003


     The following table provides information about the securities authorized for issuance under the Company's equity compensation plans as of June 30, 2003.


                      EQUITY COMPENSATION PLAN INFORMATION

----------------------------------------------------------------------------------------------------------------------

                                    Number of securities
                                    to be issued upon        Weighted-average
                                    exercise of outstanding  exercise price of      Number of securities remaining
                                    options, warrants        outstanding options,   available for future issuance
                                    and rights               warrants and rights    under equity compensation plans
----------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders             1,781,000(1)              $2.56                           1,219,000(2)
----------------------------------------------------------------------------------------------------------------------

Equity compensation plans not
approved by security holders                 --                      --                                --
----------------------------------------------------------------------------------------------------------------------

                       Total             1,781,000                 $2.56                           1,219,000
----------------------------------------------------------------------------------------------------------------------

---------------------

(1)   Issued pursuant to the Company's 1998 Stock Plan.

(2)   Available for future issuance pursuant to the Company's 1998 Stock Plan.


EMPLOYMENT   CONTRACTS,  TERMINATION   OF  EMPLOYMENT,   AND   CHANGE-IN-CONTROL
ARRANGEMENTS

     On July 1, 2003, Joel Brooks entered into an employment contract with Senesco for a term of three (3) years. The agreement shall automatically renew for successive one-year terms thereafter, unless written notice of termination is provided at least 120 days prior to the end of the applicable term. The agreement provides Mr. Brooks with an annual base salary of $122,000 plus certain benefits, including potential bonuses, equity awards and other perquisites as determined by the Board of Directors. The agreement also provides that Mr. Brooks is entitled to a lump sum payment of 1.0 times his base annual salary if his employment with the Company is terminated without cause or with good reason or pursuant to a change in control (as defined within the agreement).

     On October 4, 2001, the Company hired Bruce C. Galton as its new President and Chief Executive Officer. In conjunction with Mr. Galton's appointment, the Company entered into a three-year employment agreement with Mr. Galton, effective October 4, 2001. The agreement shall automatically renew for successive one-year terms thereafter, unless written notice of termination is provided at least 120 days prior to the end of the applicable term. The agreement provides Mr. Galton with an annual base salary of $200,000 plus certain benefits, including potential bonuses, equity awards and other perquisites as determined by the Board of Directors. Effective July 1, 2003, the Company's Board of Directors approved an increase in Mr. Galton's base salary to $215,000. The agreement also provides that Mr. Galton is entitled to a lump sum payment of 1.5 times his base annual salary if his employment with the Company is terminated without cause or with good reason (as defined within the agreement). If Mr. Galton's employment with the Company is terminated pursuant to a change in control (as defined within the agreement), he is entitled to receive the difference between the monies actually received upon termination and
1.5 times his annual base salary.

     On January 21, 1999, Sascha P. Fedyszyn entered into an employment contract with Senesco for a term of two (2) years, whereby the Company agreed to pay Mr. Fedyszyn a base salary of $36,000 per annum. The Board of Directors has since approved several increases in Mr. Fedyszyn's base salary, which is currently $72,000 per annum.

Mr. Fedyszyn's employment contract automatically renews for additional one-year periods, unless terminated by either party before September in the year prior to expiration. The term of Mr. Fedyszyn's employment contract currently runs through January 21, 2004. The contract also provides for bonus payments at the sole discretion of the Board of Directors, four (4) weeks paid vacation, life and health insurance, employee benefits on the same basis as made available to senior executives, and, under certain circumstances, a lump sum payment of 2.99 times his annual base salary if there is a change in control (as defined in his employment agreement).


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires a company's directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the company registered pursuant to Section 12 of the Exchange Act (collectively, the "Reporting Persons") to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the company's equity securities with the Securities and Exchange Commission (the "SEC"). All Reporting Persons are required by SEC regulation to furnish the Company with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a).

     Based solely on the Company's review of the copies of such forms received by the Company and upon written representations of the Company's Reporting Persons received by the Company, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The Company's Common Stock is the only class of stock entitled to vote at the Meeting. Only Stockholders of record as of the close of business on October 22, 2003 (the "Record Date") are entitled to receive notice of and to vote at the Meeting. As of the Record Date, there were approximately 285 holders of record of the Company's Common Stock, and the Company had outstanding 11,887,979 shares of its Common Stock and each outstanding share is entitled to one (1) vote at the Meeting. The following table sets forth certain information, as of the Record Date, with respect to holdings of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the total number of shares of Common Stock outstanding as of such date; (ii) each of the Company's Directors (which includes all nominees) and Named Executives; and (iii) all Directors and current executive officers as a group.

                                                                    AMOUNT AND NATURE OF               PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                           BENEFICIAL OWNERSHIP(2)           OF CLASS(3)
------------------------------------                               --------------------              --------

(i)   Certain Beneficial Owners:

Stanford Venture Capital Holdings, Inc.
5050 Westheimer
Houston, TX 77056......................................                 2,464,287(4)                     19.5

Seneca Capital LP
527 Madison Avenue
New York, NY 10022.....................................                   934,915(5)                      7.4

Umbrella Project, LLC
95 Old Dutch Road
Far Hills, NJ 07931....................................                   736,352(6)                      6.2


(ii)  Directors (which includes all nominees), Named
      Executives and Chief Executive Officer:

Ruedi Stalder..........................................                   446,667(7)                      3.7
Bruce C. Galton........................................                   332,000(8)                      2.8
John E. Thompson, Ph.D.................................                   692,000(9)                      5.8
Christopher Forbes.....................................                   816,029(10)                     6.5
Thomas C. Quick........................................                   318,787(11)                     2.6
David Rector ..........................................                     7,500(12)                      *
John N. Braca .........................................                       --                           *
Sascha P. Fedyszyn ....................................                   118,360(13)                     1.0
Joel P. Brooks.........................................                    48,250(14)                      *

(iii) All Directors and current executive officers as a
      group (9 persons)................................                 2,779,593(15)                    20.9

-----------

*    Less than 1%

     (1) Unless otherwise provided, all addresses should be care of Senesco Technologies, Inc., 303 George Street, Suite 420, New Brunswick, New Jersey 08901.

     (2) Except as otherwise indicated, all shares are beneficially owned and sole investment and voting power is held by the persons named.

     (3) Applicable percentage of ownership is based on 11,887,979 shares of Common Stock outstanding as of the Record Date, plus any Common Stock equivalents and options or warrants held by such holder which are presently or will become exercisable within sixty (60) days after the Record Date.

     (4) Includes 750,000 shares issuable pursuant to presently exercisable warrants.

     (5) Includes 750,000 shares issuable pursuant to presently exercisable warrants.

     (6)  Represents 736,352 shares of Common Stock.

     (7) Includes 380,000 shares issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date. Excludes 10,000 shares underlying options which become exercisable over time more than sixty (60) days after the Record Date.

     (8) Includes 330,000 shares issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date. Excludes 150,000 shares underlying options which become exercisable over time more than sixty (60) days after the Record Date.

     (9) Includes 120,000 shares issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date. Excludes 20,000 shares underlying options which become exercisable over time more than sixty (60) days after the Record Date.

     (10) Includes 268,106 shares issuable pursuant to presently exercisable warrants and options or options which will become exercisable within sixty
     (60) days after the Record Date. Excludes 10,000 shares underlying options which become exercisable over time more than sixty (60) days after the Record Date.

     (11) Includes 179,053 shares issuable pursuant to presently exercisable warrants and options or options which will become exercisable within sixty
     (60) days after the Record Date. Excludes 10,000 shares underlying options which become exercisable over time more than sixty (60) days after the Record Date.

     (12) Represents 7,500 shares issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date. Excludes 7,500 shares underlying options which become exercisable over time more than sixty (60) days after the Record Date.

     (13) Includes 80,000 shares issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date. Excludes 25,000 shares underlying options which become exercisable over time more than sixty (60) days after the Record Date.

     (14) Includes 46,250 shares issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date. Excludes 26,250 shares underlying options which become exercisable over time more than sixty (60) days after the Record Date.

     (15) See Notes 7 through 14.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     SERVICE AGREEMENTS

     Christopher Forbes, a Director of the Company, is Vice Chairman of Forbes, Inc., which publishes Forbes Magazine. Forbes, Inc. has provided and will continue to provide the Company with advertising, introductions to strategic alliance partners and, from time to time, use of its office space, entertainment facilities and various other support services. In recognition of these past services and services to be provided in the future, on each of September 9, 1999 and November 1, 2001, the Company granted to Forbes, Inc., warrants to purchase 80,000 shares of the Company's Common Stock, at an exercise price of $3.50 and $2.15 per share, respectively, which was the fair market value of the Company's Common Stock on the dates of grant. The warrant granted on September 9, 1999 has become fully exercisable and the warrant granted on November 1, 2001 is exercisable as follows: one-third (1/3) became exercisable as of the date of grant, one-third (1/3) became exercisable on November 1, 2002 and one-third (1/3) shall become exercisable on November 1, 2003. On the dates of grants, the value of these services was approximately $205,000 and $170,000, respectively.

     Alan Brooks Design, Inc., a marketing communications firm, is owned by Alan Brooks, a brother of Joel Brooks, the Company's Chief Financial Officer and Treasurer. Alan Brooks Design, Inc. has provided and will continue to provide various services to the Company. The Company paid Alan Brooks Design, Inc. $71,945 in Fiscal 2003 for services in connection with the design and printing of the Company's annual report and proxy for Fiscal 2002, the design and implementation of a new website for the Company and the design and printing of a new print ad for the Company. Neither Joel Brooks nor the Company receives any remuneration from these services, and the Company believes that such services were provided on terms at least as favorable as the Company would have received from a third party.

     RESEARCH AND DEVELOPMENT AND CONSULTING AGREEMENTS

     Effective September 1, 1998, the Company entered into a three-year research and development agreement, which has been extended for successive periods through August 31, 2004, with John E. Thompson, Ph.D. and the University of Waterloo in Waterloo, Ontario, Canada (the "University"). Dr. Thompson is a Director and officer of the Company and beneficially owns approximately 5.8% of the Company's Common Stock. Dr. Thompson is the Associate Vice President, Research and former Dean of Science of the University. Dr. Thompson and the University will provide research and development under the direction of the Company. Research and development expenses under this agreement for the years ended June 30, 2002 and 2003 aggregated US $254,347 and US $373,240, respectively. Effective September 1, 2002, the Company, Dr. Thompson and the University extended the agreement for an additional two-year period through August 31, 2004 in the amount of CAN $1,092,800. As of September 1, 2002, such amount represented approximately US $705,000.

     Effective May 1, 2002, the Company entered into an additional one-year research and development agreement with the University and Dr. Thompson. The total amount due under this agreement was limited to CAN $50,000, which represented US $42,646.

     Effective May 1, 1999, the Company entered into a consulting agreement for research and development with Dr. Thompson. On July 1, 2001, the Company and Dr. Thompson renewed the consulting agreement for an additional three-year term, as provided for under the terms and conditions of the agreement. This agreement provided for monthly payments of $3,000 through June 2004. Effective January 1, 2003, the agreement was amended to increase the monthly payments from $3,000 to $5,000. The agreement is automatically renewable for an additional three-year term, unless either of the parties provides the other with written notice within six (6) months of the end of the term.

     MANAGEMENT SERVICES

     Ruedi Stalder, a Director of the Company, has received compensation for providing management services to the Company. For services provided during Fiscal 2001 in connection with closing material financial transactions, the Company granted to Mr. Stalder fully vested options to purchase seventy-five thousand (75,000) shares of Common Stock on October 2, 2001, with an exercise price equal to $1.50 per share, which represented 85% of the fair market value of the Common Stock on the date of grant. For other services provided during Fiscal 2001, the Company granted to Mr. Stalder options to purchase one hundred fifty thousand (150,000) shares of Common Stock on November 1, 2001, with an exercise price equal to $4.00 per share, all of which have become fully vested. In addition, on December 1, 2001, the Company granted fully vested options to Mr. Stalder to purchase sixty-five thousand (65,000) shares of Common Stock, with an exercise price equal to $2.05 per share, in lieu of receiving $131,250 in cash compensation for services provided as the Company's Chief Executive Officer during the period from January 1, 2000 through September 30, 2001.

     Steven Katz, a former Director and former officer of the Company, had an informal arrangement to perform management services for the Company. Mr. Katz received $114,050 for such services in Fiscal 2002. In addition, for services provided to the Company in connection with financing transactions and the execution of a license agreement, the Company granted the following options to Mr. Katz on October 4, 2001: (i) the Company granted fully vested options to Mr. Katz to purchase twenty-five thousand (25,000) shares of Common Stock, with an exercise price equal to $1.50 per share, effective October 2, 2001; and (ii) the Company granted fully vested options to Mr. Katz to purchase twenty-five thousand (25,000) shares of Common Stock, with an exercise price equal to $2.05 per share, effective December 1, 2001. In addition, on October 4, 2001, the Company amended all options previously granted to Mr. Katz so that all of such options became fully vested as of January 1, 2002 and will not expire until five
(5) years after the termination of his services to the Company, or December 31, 2006.

     PROMISSORY NOTES

     Certain Directors of the Company provided the Company with short-term loans (the "Loans"), with the proceeds being used for operating expenses. During the period from July 10, 2001 through November 5, 2001, the Company issued four promissory notes made payable to Mr. Forbes in the aggregate amount of $350,000, in connection with the Loans. The notes had an annual interest rate equal to the prime rate on the date that the notes were issued (5.50% to 6.75%), and such interest was payable upon maturity of the notes. The notes and accrued interest were due on January 15, 2002. On December 3, 2001, Mr. Forbes converted the notes and accrued interest into 203,549 shares of the Company's Common Stock and warrants to purchase 178,105 shares of the Company's Common Stock at the same price per share and on the same terms and conditions as all other shares sold pursuant to a private placement to unrelated third parties.

     Also in connection with the Loans, the Company issued two promissory notes on each of September 5, 2001 and October 9, 2001, made payable to Mr. Quick in the amounts of $100,000 and $75,000, respectively. The notes had an annual interest rate equal to the prime rate on the date that the notes were issued (5.50% to 6.50%), and such interest was payable upon maturity of the notes. The notes and accrued interest were due on January 15, 2002. On December 3, 2001, Mr. Quick converted the notes and accrued interest into 101,774 shares of the Company's Common Stock and warrants to purchase 89,052 shares of the Company's Common Stock at the same price per share and on the same terms and conditions as all other shares sold pursuant to a private placement to unrelated third parties.

     PRIVATE PLACEMENTS

     On November 30, 2001, the Company consummated a private placement with Stanford Venture Capital Holdings, Inc. and affiliates ("Stanford"), of 1,142,858 shares of Common Stock and warrants to purchase 1,000,000 shares of Common Stock for the aggregate cash consideration of $2,000,000. Fifty percent of such warrants have an exercise price equal to $2.00 per share and fifty percent of such warrants have an exercise price equal to $3.25 per share. All of such warrants were exercisable as of the date of grant and have a term of five
(5) years. In January 2002, the Company consummated an additional issuance to Stanford for 571,429 shares of Common Stock and warrants to purchase 500,000 shares of Common Stock for the aggregate cash consideration of $1,000,000. Fifty percent of such warrants have an exercise price equal to $2.00 per share and fifty percent of such warrants have an exercise price equal to $3.25 per share. All of such warrants were exercisable as of the date of grant and have a term of five (5) years.

     In connection with another private placement to unrelated third parties, commencing in November 2001 and ending in April 2002, shares of the Company's Common Stock and warrants to purchase Common Stock were sold to certain accredited investors, including Seneca Capital L.P. On April 12, 2002, Seneca Capital L.P. purchased 857,143 shares of Common Stock and warrants to purchase 750,000 shares of Common Stock for the aggregate cash consideration of $1,500,000. Fifty percent of such warrants have an exercise price equal to $2.00 per share and fifty percent of such warrants have an exercise price equal to $3.25 per share. All of such warrants were exercisable as of the date of grant and have a term of five (5) years.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has, subject to stockholder ratification, retained Goldstein Golub Kessler LLP as independent auditors of the Company for the fiscal year ending June 30, 2004. Goldstein Golub Kessler has served as independent auditors of the Company since the fiscal year ending June 30, 1999. Neither the firm nor any of its directors has any direct or indirect financial interest in or any connection with the Company in any capacity other than as auditors.

     Although stockholder ratification of the selection of Goldstein Golub Kessler LLP is not required by law, the Board of Directors believes that it is desirable to give Stockholders the opportunity to ratify this selection. If this proposal is not approved at the Meeting, the Board of Directors will reconsider the selection of Goldstein Golub Kessler LLP.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2004.

     One or more representatives of Goldstein Golub Kessler LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from Stockholders.


INDEPENDENT AUDITORS' FEES AND OTHER MATTERS

AUDIT FEES

     Goldstein Golub Kessler LLP billed the Company an aggregate of $58,000 in fees for professional services rendered in connection with the audit of the Company's financial statements during the fiscal year ended June 30, 2003 and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-QSB during the fiscal year ended June 30, 2003.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Goldstein Golub Kessler LLP did not bill the Company for any professional services rendered to the Company and its affiliates during the fiscal year ended June 30, 2003 in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

LEASED EMPLOYEES

     Goldstein Golub Kessler LLP has a continuing relationship with American Express Tax and Business Services, Inc. ("TBS") from which it leases auditing staff who are full time, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, Goldstein Golub Kessler LLP has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of Goldstein Golub Kessler LLP. Goldstein Golub Kessler LLP manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

TAX FEES

     TBS billed the Company an aggregate of $3,200 for professional services rendered to the Company and its affiliates during the fiscal year ended June 30, 2003 in connection with the preparation of the Company's tax returns.

ALL OTHER FEES

     Goldstein Golub Kessler LLP billed the Company an aggregate of $1,500 for other services rendered to the Company and its affiliates during the fiscal year ended June 30, 2003.

                             STOCKHOLDERS' PROPOSALS

     Stockholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 2004 Annual Meeting of Stockholders must advise the Secretary of the Company of such proposals in writing by July 10, 2004.

     Stockholders who wish to present a proposal at the 2004 Annual Meeting of Stockholders without inclusion of such proposal in the Company's proxy materials must advise the Secretary of the Company of such proposals in writing by September 23, 2004.

     If the Company does not receive notice of a stockholder proposal within this timeframe, the Company's management will use its discretionary authority to vote the shares they represent, as the Company's Board of Directors may recommend. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.



                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

     Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Company's proxy statement or annual report may have been sent to multiple Stockholders in your household. The Company will promptly deliver a separate copy of either document to you if you call or write the Company at the following address or phone number: Senesco Technologies, Inc., 303 George Street, Suite 420, New Brunswick, New Jersey 08901, (732) 296-8400. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact the Company at the above address and phone number.



                                  OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy
Statement, and the entire cost of such solicitation will be borne by the Company.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by Directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of Directors and officers of the Company is based upon information received from the individual Directors and officers.

     SENESCO TECHNOLOGIES, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 2003, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON OCTOBER 22, 2003 AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                         By Order of the Board of Directors

                                         /s/ Sascha P. Fedyszyn

                                         Sascha P. Fedyszyn
                                         Secretary



New Brunswick, New Jersey
November 7, 2003

                                                                      APPENDIX A
                                                                      ----------

                           SENESCO TECHNOLOGIES, INC.

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

                                OCTOBER 8, 2003

A.   PURPOSE
     -------

     The purpose of the Audit Committee is to assist the Board of Directors' (the "Board") oversight of:

        o the quality and integrity of the Company's financial statements, financial reporting process and internal operating controls;

        o      the Company's compliance with legal and regulatory requirements;

        o      the independent auditor's qualifications and independence; and

        o the performance of the Company's internal audit function and independent auditors.

B.   STRUCTURE AND MEMBERSHIP
     ------------------------

     1.   Number. The Audit  Committee shall consist  of at least two members of
          ------
          the Board.

     2.   Independence. Except as otherwise permitted by the applicable rules of
          ------------
          any national securities exchange or any association of securities dealers on which the Company lists any class of its capital stock (the "Listing Exchange") and Section 301 of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") (and the applicable rules thereunder), each member of the Audit Committee shall be "independent" as defined by such rules and Act. To insure compliance with this provision, the Audit Committee shall:

          a. monitor the Audit Committee's members throughout the year to confirm that they all remain independent as required by the listing exchange rules; and

          b. consider whether any members of the Audit Committee have relationships with the Company that may create the appearance of a lack of independence, even though such relationships do not technically disqualify the person from being "independent".

     3.   Financial Literacy. Each member  of the  Audit Committee shall be able
          ------------------
          to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. As of December 15, 2003, at least one member of the Audit Committee shall meet the requirements of an "audit committee financial expert" (as defined by applicable Listing Exchange and SEC rules). All members of the Audit Committee shall participate in continuing education programs if and as required by the rules and regulations of any Listing Exchange.

     4.   Chair.  Unless the Board  elects a Chair of the Audit  Committee,  the
          -----
          Audit Committee shall elect a Chair by majority vote.

     5.   Compensation.  The compensation of Audit Committee members shall be as
          ------------
          determined by the Board. No member of the Audit Committee may receive any compensation from the Company other than director's fees.

     6.   Selection and Removal.  The Board shall  appoint  members of the Audit
          ---------------------
          Committee and the Board may remove members of the Audit Committee from such committee, with or without cause.

C.   AUTHORITY AND RESPONSIBILITIES
     ------------------------------

     GENERAL

     The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the
     Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements, for reviewing the Company's unaudited interim financial statements, and for such other audit functions as outlined in the independent auditor's letter of engagement.

     OVERSIGHT OF INDEPENDENT AUDITORS

     1.   Selection.   The  Audit   Committee   shall  be  solely  and  directly
          ---------
          responsible for annually appointing the independent auditors to be proposed for stockholder approval. The Audit Committee is solely responsible for evaluating the independent auditor and, when necessary, terminating the independent auditor. The Audit committee may authorize the CEO to sign the engagement letter but only after the engagement has been reviewed and approved by the Audit Committee.

     2.   Independence.  The Audit  Committee  shall directly take, or recommend
          ------------
          that the full Board take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall annually obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might influence the objectivity and independence of the auditor. In addition, the Audit Committee shall:

          a.   confirm  the  regulator  rotation  of the lead audit  partner and
               reviewing   partner   as   required   by   Section   203  of  the
               Sarbanes-Oxley Act;

          b. confirm that the Chief Executive Officer ("CEO"), Chief Financial Officer ("CFO"), Controller and Chief Accounting Officer (or other persons serving in similar capacities) were not employed by the independent auditor, or if employed, did not participate in any capacity in the audit of the Company, in each case, during the one-year period preceding the date of initiation of the audit, as required by Section 206 of the Sarbanes-Oxley Act; and

          c. annually consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent audit firm.

     3.   Compensation.   The  Audit   Committee  shall  have  sole  and  direct
          ------------
          responsibility for setting the compensation of the independent auditor. The Audit Committee shall inform the Board of any significant auditor fees to be incurred beyond the fees from the ordinary audit and tax services. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

     4.   Engagement  and  Pre-approval  of  Services.  The Audit  Committee  is
          -------------------------------------------
          responsible for the independent auditor engagement and shall pre-approve all audit services (which may entail providing comfort letters in connection with securities underwritings), and non-audit services (other than de minimus non-audit services as defined by the Sarbanes-Oxley Act and the applicable rules thereunder) to be provided to the Company by the independent auditor. The Audit Committee shall cause the Company to disclose in its SEC periodic reports the approval by the Audit Committee of any non-audit services performed by the independent auditor.

     5.   Prohibited   Services.   The  Audit   Committee   shall   oversee  the
          ---------------------
          Company's compliance with Section 201 of the Sarbanes-Oxley Act and shall not permit the engagement of the independent auditor for prohibited non-audit services, thereunder, including the following:

          a. bookkeeping or other services related to the accounting records or financial statements of the audit client;

          b.   financial information systems design and implementation;

          c.   appraisal   or   valuation   services,   fairness   opinions   or
               contribution-in-kind reports;

          d.   actuarial services;

          e.   internal audit outsourcing services;

          f.   management functions or human resources;

          g. broker or dealer, investment adviser or investment banking services;

          h.   legal services and expert services unrelated to the audit; and

          i. any other service that the Board determines, by regulation, is impermissible.

     6.   Direct  Report.  The  independent  auditor  shall  report  directly to
          --------------
          the Audit Committee and the Audit Committee shall have sole and direct responsibility for overseeing the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role:

          a. The Audit Committee shall, from time to time, as appropriate, obtain and review the reports required to be made by the independent auditor pursuant to paragraph (k) of Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), regarding:

               (i)     critical accounting policies and practices;

               (ii) alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

               (iii)   other   material   written  communications  between   the
                       independent auditor and Company management.

          b. The Audit Committee shall also review with the independent auditor:

               (i)     planning and staffing of the audit;

               (ii) the letter of management representations given to the outside auditor and inquire of the auditor whether any difficulties were encountered in obtaining the letter;

               (iii) audit problems or difficulties the independent auditor encountered in the course of the audit work and management's response, including any restrictions on the scope of the independent auditor's activities or on access to requested information and any significant disagreements with management;

               (iv) major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies;

               (v) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

               (vi) the effect of regulatory and accounting initiatives on the financial statements of the Company.

          c. The Audit Committee will review with the independent auditors, from time to time, as and when appropriate:

               (i) significant risks and/or uncertainties with respect to the quality, accuracy or fairness of presentation of the Company's financial statements;

               (ii) recently disclosed problems with respect to the quality, accuracy or fairness of presentation of the financial statements of companies similarly situated to the Company and recommended actions which might be taken to prevent or mitigate the risk of problems at the Company arising from such matters;

               (iii)   any accounting adjustments that were noted or proposed by
                       the  auditor   but   were  "passed"   (as  immaterial  or
                       otherwise);

               (iv) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement;

               (v)     accounting for unusual transactions;

               (vi)    adjustments  arising  from  audits  that  could  have   a
                       significant impact on the Company's financial reporting process; and

               (vii)   any  recent  SEC comments  on the  Company's SEC reports,
                       including,   in  particular,  any  unresolved  or future-
                       compliance comments.

          d. The Audit Committee shall inquire of the independent auditor concerning the quality, not just the acceptability, of the Company's accounting determinations, particularly with respect to revenue, earnings, significant items subject to estimate, and other judgmental areas. The Audit Committee shall also ask the independent auditor whether management's choices of accounting principles and policies are, as a whole, in accordance with GAAP and whether there are other acceptable alternatives to the principles and policies applied by management.

          e.   The  Audit  Committee  shall  promptly  notify  the  Board of any
               significant   issues  brought  to  the  attention  of  the  Audit
               Committee by the independent auditor.

          f. The Audit Committee shall inform the independent auditor, Company management (including the CFO, and Controller) and the head of internal auditing that they should promptly contact the Audit Committee or its Chair about any significant issue or disagreement concerning the Company's accounting practices or financial statements that is not resolved to their satisfaction. If the Audit Committee Chairperson is contacted about such an issue, he or she shall; (i) confer with the independent auditor about the issue; (ii) notify the other members of the Audit Committee; and (iii) decide whether it is necessary for the Audit Committee to meet before its next scheduled meeting.

          g. The Audit Committee shall obtain and review a copy of the most recent independent auditor inspection report as issued by the Public Company Accounting Oversight Board pursuant to Section 104 of the Sarbanes-Oxley Act.

          h. The Audit Committee shall obtain from the independent auditor assurance that, if the independent auditor detects or becomes aware of any illegal act, the independent auditor will immediately and adequately inform the Audit Committee directly and provide the Audit Committee with a written report detailing the such illegal acts detected and any specific conclusions or recommendations for change with respect to such illegal acts.

          i.   The  Audit  Committee  shall  discuss  with  management  and  the
               independent   auditor  any  correspondence   with  regulators  or
               governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

     REVIEW OF AUDITED FINANCIAL STATEMENTS

     7.   Discussion of Audited Financial Statements.  The Audit Committee shall
          ------------------------------------------
          review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the matters about which Statement on Auditing Standards No. 61, "Communications with Audit Committees" - requires discussion.

     8.   Recommendation  to Board  Regarding  Financial  Statements.  The Audit
          ----------------------------------------------------------
          Committee shall consider whether it will recommend to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K or Form 10-KSB, as applicable.

     9.   Audit  Committee  Report.   The  Audit  Committee  shall  prepare  for
          ------------------------
          inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-B or S-K, as applicable. The Audit Committee shall therein report to the stockholders, in such proxy or information statement, whether it has:

               (i) reviewed and discussed the audited financial statements with management;

               (ii) discussed with the independent auditors the matters required to be discussed under Statement on Auditing Standards No. 61, as may be modified or supplemented;

               (iii) received written disclosures from the outside auditor regarding independence as required by Independence Standards Board Standard No. 1, as may be modified and supplemented, and has discussed with the independent auditors the auditor's independence; and

               (iv) based on the discussions referred to in Section 9(i)-(iii) above, recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K or Form 10-KSB, as applicable, for the last fiscal year for filing with the Securities and Exchange Commission.

     REVIEW OF OTHER FINANCIAL DISCLOSURES

     10.  Independent Auditor Review of Interim Financial Statements.  The Audit
          ----------------------------------------------------------
          Committee shall direct the independent auditor to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the CFO any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by Statement on Auditing Standards Nos. 61, 71 and 90. The Audit Committee shall direct management to seek Audit Committee consent in the event that the Company proposes to disclose interim financial information before completion of the independent auditor's review of interim financial information.

     11.  Earnings Release and Other Financial Information.  The Audit Committee
          ------------------------------------------------
          shall review and discuss generally Company policy as to the type of information to be disclosed in the Company's earnings press releases and other presentations (including any use of "pro forma" or "adjusted" non-GAAP, information), as well as in financial information and earnings guidance provided to analysts, rating agencies and others to facilitate fair accurate and transparent financial disclosure and compliance with applicable statutory and regulatory requirements. In addition, the Audit Committee shall review earnings releases before their issuance.

     12.  Quarterly Financial Statements.  The Audit Committee shall discuss the
          ------------------------------
          results of the SAS 71 "Interim Financial Information" review performed by the independent auditor. The Audit Committee shall also discuss with the Company's management and independent auditor the Company's quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations". This discussion and review shall take place before the filing of the Form 10-Q or 10-QSB, as applicable.

     13.  Tax Reporting. The Audit Committee shall inquire as to: (i) the status
          -------------
          of the Company's tax returns; (ii) whether there are any significant items that have been or might be disputed by the respective jurisdictional taxing authorities; and (iii) inquire about the status of related tax reserves.

     CONTROLS AND PROCEDURES

     14.  Oversight.   The  Audit  Committee  shall   coordinate  the  Board  of
          ---------
          Director's oversight of the Company's internal accounting controls, the Company's disclosure controls and procedures and the Company's code of conduct. The Audit Committee shall therefore:

          a.   receive  and review the  reports of the CEO and CFO  required  by
               Section 302 of the Sarbanes-Oxley Act (and the applicable rules there under) and Rule 13a-14 of the Exchange Act. Section 302 of the Sarbanes-Oxley Act requires, among other things, that the CEO and CFO to certify that they have disclosed to the Audit
               Committee:

               (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and have identified for the Company's auditors any material weaknesses in internal controls; and

               (ii)    any   fraud,  whether  material  or  not  material,  that
                       involves  management   or  other  employees  who  have  a
                       significant role in the Company's internal controls.

          b. Receive and review the reports on internal accounting controls contemplated by Sections 103 and 404 of the Sarbanes-Oxley Act.

          c. Obtain reports from management and the Company's senior internal auditing executive, that the Company is in conformity with applicable legal requirements and the Company's code of conduct. To the extent applicable, inquiries shall be made of the independent auditor regarding the independent auditor's awareness, if any, of violations of applicable legal requirements or violations of the Company's code of conduct.

          d. Review reports and disclosures of insider and affiliated party transactions.

          e.   Advise  the Board  with  respect to the  Company's  policies  and
               procedures   regarding   compliance   with  applicable  laws  and
               regulations and with the Company's code of conduct.

          f. Discuss with the Company's General Counsel, if applicable, and, where appropriate, outside counsel, legal matters, regulatory proceedings, and current and pending litigation that may have a material impact on the Company's financial statements, compliance policies, or corporate governance.

          g. Review in-house policies and procedures for regular review of officers' expenses and perquisites, including use of corporate assets.

          h. Review any unusual accounting issues that the Company intends to discuss with the SEC's accounting staff prior to when management contacts the SEC so as to provide the SEC with the Audit
               Committee's position on the Company's proposed accounting treatment as directed in the SEC's "Guidance for Consulting with the Office of the Chief Accountant".

     15.  Procedures  for  Complaints.   The  Audit  Committee  shall  establish
          ---------------------------
          procedures for:

          a. the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters;

          b. the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters; and

          c. periodically reviewing the complaint procedures to confirm that they can operate effectively.

     16.  Related-Party  Transactions.  The Audit  Committee  shall  review  all
          ---------------------------
          related  party   transactions   on  an  ongoing  basis  and  all  such
          transactions must be approved by the Audit Committee.

     17.  Quality-Control  Report. At least annually,  the Audit Committee shall
          -----------------------
          obtain and review a report by the independent auditor describing:

          a.   the firm's internal quality control procedures; and

          b. any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

     18.  Risk  Management.  The Audit  Committee  shall  discuss the  Company's
          ----------------
          policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company's exposure to risk is handled, the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     19.  Additional  Powers.  The Audit  Committee  shall have the authority to
          ------------------
          utilize additional outside accountants, attorneys, or other advisors to assist the Audit Committee in special circumstances. The Audit
          Committee shall have such other duties as may be delegated from time to time by the Board.

D.   PROCEDURES AND ADMINISTRATION
     -----------------------------

     1.   Meetings. The Audit Committee shall meet as necessary to discharge its
          --------
          responsibilities but it shall meet at least quarterly, prior to the filing of the interim quarterly reports and annual report. The Audit Committee shall meet quarterly, in private sessions with the independent auditors to discuss pertinent matters, including the quality of management and financial personnel, and any management restrictions on the scope of the audit examination, or other matters that should be discussed with the Audit Committee. The Audit Committee, at least annually, shall meet separately with (i) Company management and (ii) as applicable, the Company personnel comprising the internal audit. The Audit Committee shall keep minutes of its meetings as it shall deem appropriate to accurately describe the issues considered by the Audit Committee and the Audit Committee's final due care determination of how to proceed.

     2.   Subcommittees.  The Audit Committee may form and delegate authority to
          -------------
          one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to pre-approve audit or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

     3.   Reports to Board.  The Audit Committee  shall report  regularly to the
          ----------------
          Board and review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors or the performance of the internal audit function.

     4.   Independent Advisors.  The Audit Committee shall have the authority to
          --------------------
          engage and determine funding for such independent legal, accounting, and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

     5.   Investigations.  The  Audit  Committee  shall  have the  authority  to
          --------------
          conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

     6.   Funding.  The Audit Committee is empowered,  without further action by
          -------
          the Board, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

     7.   Annual  Self-Evaluation.  At least annually, the Audit Committee shall
          -----------------------
          evaluate its own performance and composition.

     8.   Charter.  The Audit  Committee  shall  provide to  management  and the
          -------
          outside auditors a copy of the Audit Committee charter to communicate the intended responsibilities and relationships between the Company's outside auditors, management, the Audit Committee and the Board as representatives of the stockholders. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

                           SENESCO TECHNOLOGIES, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby constitutes and appoints Ruedi Stalder and Sascha P. Fedyszyn, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Senesco Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The American Stock Exchange, New York, New York at 10:00 A.M., local time, on December 15, 2003, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.


1.   ELECTION OF DIRECTORS.

             Nominees:  Ruedi Stalder, Bruce C. Galton, John E. Thompson, Ph.D.,
                        Christopher Forbes, Thomas C. Quick, David Rector and John N. Braca.

(Mark one only)
VOTE FOR all the nominees listed above; except vote withheld from the following
nominees (if any).  |   |


--------------------------------------------------------------------------------

VOTE WITHHELD from all nominees.  |   |


2. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2004.

FOR   |   |                  AGAINST    |   |                  ABSTAIN   |   |

3. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.



     Dated:                                       This proxy must be signed
           ----------------------------           exactly as the name appears
                                                  hereon.  When shares are held
                                                  by joint tenants, both should
     ----------------------------------           sign.  If the signer is a
     Signature of Stockholder                     corporation, please sign full
                                                  corporate name by duly
                                                  authorized officer, giving
     ----------------------------------           full title as such. If a
     Signature of Stockholder if held             partnership,  please sign in
     jointly                                      partnership name by authorized
                                                  person.


I WILL | | WILL NOT | | attend the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.